Exhibit 10.21(b)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract Amendment No. 1

to the

Development and Supply Agreement

by and between

ViewRay Incorporated,

With its registered seat in Oakwood Village, OH, USA

— hereinafter referred to as “VIEWRAY” —

and

Siemens AG

Healthcare Sector

With its registered seat in Berlin and Munich

— hereinafter referred to as “Siemens” —

— ViewRay and Siemens hereinafter referred to individually

as “Party” or collectively as “Parties” —

Preamble

The Parties entered into a Development and Supply Agreement in May 2008 (the “Development and Supply Agreement”) with the intention to combine their know-how and experience for the purpose of forming a long-term business relationship for the supply of Magnetic Resonance Imaging (“MRI”) subsystems (“COMPONENTS” for MRgRT systems to provide real-time beam-on imaging and targeting of tumors. In this Contract Amendment No. 1, the Parties agree on the following additions and changes to the Development and Supply Agreement:

Article 1

The Parties recognize and agree that PHASE 1 of the Business Relationship as described in Article 2 of the Development and Supply Agreement is completed, with the exception of [***].

Article 2

2.1	Now therefore, the Parties agree to enter PHASE 2 of the Business Relationship as described in Article 3 of the Development and Supply Agreement subject to the amendment set forth in Article 2.2 below.

2.2	The Parties agree that the milestones of PHASE 2 will be modified to include [***]. While both Parties will fulfill their mutual obligations under this amendment and under the Development and Supply Agreement, striving for the best possible result, both Parties are aware and acknowledge that, this project being a research co-operation in a very innovative field, by its very nature there is no guarantee that this joint research project will ultimately result in the successful achievement of the PHASE 2 milestone specified in this Article 2.2. The determination of whether successful achievement of the PHASE 2 milestone specified in this Article 2.2 has been achieved or not will be made in accordance with the provisions of Articles 3.6-3.7 of the Development and Supply Agreement.

Duration: This Contract Amendment No. 1 shall take effect on the date it is signed by both Parties.

Ratification: Except to the extent expressly amended by this Contract Amendment No. 1, all of the clauses and conditions of the Development and Supply Agreement are hereby ratified and confirmed and shall remain valid in full force and effect. The term “Agreement”, as used in the Development and Supply Agreement, shall henceforth be deemed to be a reference to the Development and Supply Agreement as amended by this Contract Amendment No. 1.

General: This Contract Amendment No. 1 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument. Capitalized terms used in this Contract Amendment No. 1 and not defined herein are used with the meanings ascribed to them in the Development and Supply Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this Contract Amendment No. 1 to be executed on their behalf by their duly authorized representatives.

ViewRay Incorporated	Siemens AG, Healthcare Sector

Place, Date:	Place, Date:

Oakwood Village, OH, USA	Erlangen, Nov. 10, 2005

/s/ Gregory M. Ayers 1 Dec 2009	i.V. /s/ Holger Liebel	/s/ Walter Maizendorfer
Name:	Name:	Name:

Gregory M. Ayers	Holger Liebel	Walter Maizendorfer
(Print)	(Print)	(Print)

Title:	Title:	Title:

President & CEO	CFO Magnetic Resonance	CEO Magnetic Resonance

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.